drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS JP Morgan Health Care Conference January 9, 2007 Exhibit 99.1

© 2006 Endo Pharmaceuticals
What drives us…
Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations.  Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”
“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA.  Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;
competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry;  the
Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products;
the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its
Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

© 2006 Endo Pharmaceuticals
What drives us…
Endo Profile –
Leader in Pain Management
Specialty pharma company with market leadership in pain
management
Proven commercial capability
Pipeline focused on delivery and execution
Strong balance sheet
Cash and cash equivalents of $675 million at 9/30/06
No debt

© 2006 Endo Pharmaceuticals
What drives us…
Growth Strategy
Maximize value of established brands
Expand through licensing and acquisition while remaining true to our specialty focus
Build balanced, sustainable pipeline
Strengthen leadership position in Pain Management and drive
continued expansion into additional therapeutic areas such as:
Neurology
Perioperative Care
Supportive Care Oncology

© 2006 Endo Pharmaceuticals
What drives us…
Recent Key Accomplishments
Secured two NDA approvals
Launched three products:
Opana
®
ER
Opana
®
Synera
®
Expanded sales force by 60% to 590 to support new product
launches and maintain coverage of existing products
Acquired RxKinetix and its supportive care oncology pipeline
Filed sNDA for Frova
®
for short-term prevention of menstrual
migraine
Settled OxyContin patent litigation

© 2006 Endo Pharmaceuticals
What drives us…
Recent Developments
Amended Opana
®
ER agreement with Penwest
Conversion from net profit split to straight royalty on net sales
Endo gains sole control over all U.S. commercial efforts
Submitted notice to terminate DepoDur
®
agreement with
SkyePharma
Hospital sales reps re-deployed to Specialty Sales Force II
Will promote Opana
®
and Opana
®
ER and Frova
®
to specialists;
Synera
TM
in large pediatric hospitals
Revised Rapinyl
TM
submission timeline for NDA filing to 1H 2008

© 2006 Endo Pharmaceuticals
What drives us…
2007 – Investing in the Future
Increasing our promotional support for:
Opana
®
ER and Opana
®
Lidoderm
®
Synera™
Frova
®
(MM indication expected 2H 2007)
Accelerating our R&D investment behind:
Rapinyl™
Ketoprofen patch
EN 3285
Sufentanil patch
Enhancing
infrastructure-to-sustain-our-growth-through-2010
New systems, processes, people

© 2006 Endo Pharmaceuticals
What drives us…
2007 Key Objectives
Achieve $1.025 to $1.050 billion in net sales
Continue to grow Lidoderm
®
net sales
Accelerate sales trajectory for the Opana
®
franchise
Obtain FDA approval and successfully launch Frova
®
in the MM
prophylaxis indication
Accelerate development of our current pipeline to meet market needs and optimize target product profiles
Pursue strategic licensing and acquisition opportunities that expand beyond pain but allow us to retain our focus on the
specialty physician community

© 2006 Endo Pharmaceuticals
What drives us…
Solid Financial Condition
Selected Financial Data
(millions)
$275.5         $284.6 $170.5 $217.4 $110.0
Net Cash from Operating
Activities
$1,026.7 $843.4 $656.0 $567.6 $352.7
Stockholders’-Equity
-- -- -- -- -- Total Debt
$657.6 $483.9 $294.3 $287.9 $105.1 Working Capital
$674.7 $501.0 $278.0 $229.6 $56.9 Cash & Cash Equivalents
9/30/06 2005 2004 2003 2002

© 2006 Endo Pharmaceuticals
What drives us…
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006* 2007*
Net Sales Net Income
Consistent Financial Growth
(millions, except per share)
Diluted EPS      $0.30 $0.53 $1.08            $1.52
$399.0
$595.6
$615.1
$820.2
$30.8
$69.8
$143.3
$202.3
$895.0
$1,037.0
*Represents mid-point of company guidance

For localized pain of postherpetic neuralgia (PHN)
Pain management
"LIDODERM®, it's relief that fits me."
COACH JULES
Lidoderm®
LIDOCAINE PATCH 5%

© 2006 Endo Pharmaceuticals
What drives us…
Lidoderm
®
- A True Success Story
Lidocaine 5% topical patch
Patent protection until 2015
Acts locally - no therapeutically
meaningful blood levels
First FDA-approved drug for
treatment of pain of PHN
Provides analgesia (but no
anesthesia) directly to affected
nerves
Easy and convenient to use

© 2006 Endo Pharmaceuticals
What drives us…
$178
$309
$419
$663
$535
$0
$100
$200
$300
$400
$500
$600
$700
2003 2004 2005 2006* 2007*
*Represents mid-point of company guidance
Lidoderm
®
- Continuing Net Sales Growth
($ in millions)

NEW
OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

NEW
OPANA®
(oxymorphone HCl) CII
Tablets

ENDO PHARMACEUTICALS

12 © 2006 Endo Pharmaceuticals What drives us… Opana ® ER and Opana ®

© 2006 Endo Pharmaceuticals
What drives us…
Opana ® Franchise - Targeted Commercial Strategy
Opana
®
ER competes in $3.2 billion U.S. long-acting strong
opioid market
Combined Opana
®
ER and Opana
®
net sales guidance for 2007 is
$85 million to $105 million
Expanded sales force by 220 reps to promote Opana
®
ER and
Opana
®
Re-deployed Hospital Sales Reps to Specialty Force II in 2007
Launched full range of promotional activities in early November
Steady growth in Rx demand
Expect to see impact on sales uptake in 1H 2007

© 2006 Endo Pharmaceuticals
What drives us…
Opana
®
ER TRx Launch Comparison
Opana ER YTD TRx vs. Competitive Launches
-
5,000
10,000
15,000
20,000
25,000
30,000
1 2 3 4 5 6
Months Since Launch
Avinza Duragesic Oxycontin Palladone Opana ER
Source: WHK PHAST
Source: IMS Health

© 2006 Endo Pharmaceuticals
What drives us…
Opana
®
ER – Broad Label
Broad indication:
For the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid treatment for an extended period of time
First time oxymorphone available in oral ER formulation
Proven efficacy in broad range of appropriate pain patients
Twice-daily dosing
Effective pain control shown at stable dose for three-months in clinical-trials-underscores-durability-of-Opana
®
ER’s analgesic
effect
Generally well-tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

Frova.
frovatriptan succinate
2.5mg Tablets
Takes it away and keeps it away

ENDO PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
Frova
®
Profile
Triptan indicated for acute
treatment of migraine headaches in
adults
Market differentiation based on low
recurrence rate, long half-life
Potential label expansion for
menstrual migraine prophylaxis
represents significant market
opportunity
LTM net sales of $42.1 million at
9/30/06

NEW
SYNERA™
lidocaine 70 mg/tetracaine 70 mg topical patch

ENDO
PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
Synera
TM
Profile
Topical, local anesthetic patch to
numb the skin before various
medical procedures
Benefits include fast onset of
action, ease of administration
Primary market is hospitalized
pediatric patients
Potential label expansion in
pediatric immunization (studies
planned)

© 2006 Endo Pharmaceuticals
What drives us…
Robust Development Pipeline
(1)
Licensed marketing rights
(2)
Licensed marketing and development rights
Phase I Phase II Phase III Filed
Pre-
clinical
Undisclosed
Sufentanil Patch
(2)
(Transdermal - Chronic Pain)
EN 3285
(Oral Rinse for Oral Mucositis)
Ketoprofen Patch
(2)
(Topical - Soft Tissue Injuries)
Rapinyl
TM (2)
(Breakthrough Cancer Pain)
Frova
®
(Menstrual Migraine)
(1)
Product

© 2006 Endo Pharmaceuticals
What drives us…
Frova
®
MM Prophylaxis:
Exciting Near-Term Opportunity
PDUFA date 5/19/07
Substantial data package:
Two double-blind, placebo-controlled studies in Menstrual Migraine (“MM”)
prophylaxis; long-term open-label safety & tolerance study
Pivotal efficacy studies:
Frova
®
taken for six days, starting two days prior to onset of expected MM headache
Primary efficacy endpoint: reduction in incidence of MM headache
–
p<0.0001 to p < 0.01 (vs. placebo)
–
Secondary endpoints -- reduction in severity and duration of MM headache -- also achieved

© 2006 Endo Pharmaceuticals
What drives us…
Topical Ketoprofen Patch
Topical patch intended for localized treatment of acute pain associated with soft-tissue injuries such as tendonitis/bursitis, joint sprains or strains
Ketoprofen (NSAID) currently only available in U.S. in oral form
Will compete in ~$2.5 billion soft-tissue injury market primarily consisting of NSAIDs and COX-IIs
Anticipated benefits include:
Bypassing the bloodstream to minimize GI and
cardiovascular side effects
Local/targeted pain control
Convenience of once-daily dosing
Three Phase III trials ongoing
Projected NDA filing date 1H 2008

© 2006 Endo Pharmaceuticals
What drives us…
Transdermal Sufentanil Patch
Intended for moderate-to-severe chronic pain
Follow-on to Duragesic
®
Anticipated benefits include:
Convenience/compliance of seven-day dosing vs. three days
Smaller patch - 20% the size of Duragesic
Phase I product characterization ongoing
Phase II trials anticipated in 1H 2007

© 2006 Endo Pharmaceuticals
What drives us…
Opana ER
® (1)
Opana
®
Emerging Supportive Care Oncology Pipeline
(1)
Co-developed
(2)
Licensed marketing and development rights.
Phase II Phase III Filed Market
Pre-
clinical
Rapinyl
EN 3285
(Oral Rinse for Oral Mucositis)
Undisclosed
Product Phase I
TM (2)

© 2006 Endo Pharmaceuticals
What drives us…
Rapinyl
TM
Oral, fast-dissolving sublingual fentanyl tablet
Intended for the treatment of breakthrough cancer pain
Expected to compete with Actiq and Fentora
Anticipated benefits include:
Fast onset of action
Enhanced absorption characteristics
Added patient convenience
Currently in Phase III – two trials ongoing
Projected NDA filing date 1H 2008

© 2006 Endo Pharmaceuticals
What drives us…
EN 3285
Key product obtained in RxKinetix acquisition
Patent-protected oral rinse formulated using proprietary
ProGelz
®
delivery
platform-for-prevention-of-oral-mucositis-(OM)
About 400,000 patients per year in U.S. develop OM
Only current FDA-approved treatment is IV infusion
Anticipated benefits of EN 3285 include:
Ease of use for patients
No systemic side-effects

© 2006 Endo Pharmaceuticals
What drives us…
Upcoming Key Milestones
Expanding a solid platform for sustainable growth:
Sufentanil Patch
Phase II
Ketoprofen
Patch
NDA Filing
Opana
®
and
Opana
-ER
®
Launch
Synera™
Launch
EN 3285
Phase II
Acquisitions /
In-licensing
Rapinyl™
NDA Filing
Ongoing 1H’07 2H’07 1H’08
Frova
®
MM
FDA Action
Letter
Frova for MM
Indication
Launch

© 2006 Endo Pharmaceuticals
What drives us…
Summary
Market leader in pain management, with focused growth
strategy
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition

drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS Nasdaq: ENDP